SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2005

     Nortek, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-25505	05-0314991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 751-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 10, 2005, Nortek, Inc. issued a press release providing guidance for its financial results for the fourth quarter ending December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 7.01 of Form 8-K, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)       Exhibits

99.1     Press release, dated February 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/ Edward J. Cooney

Name: Edward J. Cooney Title: Vice President and Treasurer

Date: February 10, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release, dated February 10, 2005.